The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated January 13, 2012

to the Prospectus dated March 30, 2011, as supplemented to date

Sentinel Mid Cap Value Fund –

Termination of Interim Sub-Advisory Agreement, Change in Investment Strategy and Name Change

The interim sub-advisory agreement under which Crow Point Partners, LLC (“Crow Point”) serves as sub-adviser to the Sentinel Mid Cap Value Fund (the “Fund”) will terminate effective at the close of business on January 13, 2012.  At that time, Sentinel Asset Management, Inc.’s own investment management professionals will assume management of the Fund.

In addition, effective at the close of business January 13, 2012, the Fund’s name will change to “Sentinel Mid Cap II Fund”.

The following changes to the Fund’s Prospectus will be effective at the close of business January 13, 2012:

All references to “Mid Cap Value Fund” will be changed to “Mid Cap II Fund”.

The Annual Fund Operating Expense table in the section of the Prospectus titled “Fund Summaries – Mid Cap II Fund – Fees and Expenses of the Fund” will be deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.44%	0.40%	0.19%
Total Annual Fund Operating Expenses	1.49%	2.15%	0.94%
Fee Waiver and/or Expense Reimbursement**	(0.00)%	(0.00)%	(0.00)%
Total Annual Operating Expense After Fee Waiver and/or Expense Reimbursement**	1.49%	2.15%	0.94%

**  The Fund’s investment adviser has agreed, effective January 14, 2012, to waive advisory fees paid by the Fund to the extent necessary to prevent the total operating expense ratio of the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund.  No fees would have been waived or reimbursed under this agreement based on the Fund’s fiscal year 2010 operating expenses; fees may be waived or reimbursed in the future based on the Fund’s then-current operating expense ratio as compared to the Sentinel Mid Cap Fund.  This agreement will terminate on March 30, 2013.  This agreement may be terminated by a vote of the majority of the directors of the Fund, including the majority of the non-interested directors of the Fund.

The section of the Prospectus titled “Fund Summaries – Mid Cap II Fund – Principal Investment Strategies” is modified to read in its entirety as follows:

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund's assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor's MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers' company or sector weighting guidelines. A stock may also be sold to meet redemptions.

The section of the Prospectus titled “Fund Summaries – Mid Cap II Fund – Principal Investment Risks” is modified to read in its entirety as follows:

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

  Investment Style Risk. The Fund's primary investment style, "growth", "value", or "blend", may be out of favor at any particular time. The stocks of "growth" companies may be more sensitive to investor perceptions about company earnings and may be more volatile than the market in general. The stocks of "value" companies may be undervalued by the market for long periods of time.

  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

  Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

The section of the Prospectus titled “Fund Summaries – Mid Cap II Fund – Performance” is modified as follows:

The following paragraph is added after the second paragraph in this section before the Annual Total Return for Class I Shares (%) as of December 31 bar chart:

“Effective at the close of business on January 13, 2012, the Fund changed its investment strategies and portfolio management team.  The performance information provided below relates to the Fund’s investment strategies as implemented by the Fund’s sub-adviser prior to the close of business January 13, 2012.”

In addition, the Average Annual Total Return (%) table is deleted and replaced in its entirety with the following:

For the periods ended December 31, 2010	1 Year	5 Years	10 Years
Return Before Taxes: Class A	13.49	2.42	7.03
Return Before Taxes: Class C	17.69	2.75	6.82
Return Before Taxes: Class I	20.18	4.00	7.99
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes) [1]	25.48	4.66	6.54
S&P MidCap 400 Index (Reflects no deduction for fees, expenses or taxes) [2]	26.64	5.73	7.16
Russell Midcap Value Index (Reflects no deduction for fees, expenses or taxes)	24.75	4.08	8.07
Return Before Taxes: Class I	20.18	4.00	8.60[4]
Return After Taxes on Distributions: Class I	19.83	3.38	7.88[4]
Return After Taxes on Distributions and Sale of Fund Shares: Class I3	13.58	3.44	7.52[4]
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)	25.48	4.66	8.96[4]
S&P MidCap 400 Index (Reflects no deduction for fees, expenses or taxes)	26.64	5.73	9.18[4]
Russell Midcap Value Index (Reflects no deduction for fees, expenses or taxes)	24.75	4.08	9.52[4]

1   Effective at the close of business January 13, 2012, the Fund replaced its benchmark, the Russell Midcap Value Index, with a primary benchmark, the Russell Midcap Index, and a secondary benchmark, the S&P MidCap 400 Index, because the Fund believes these indices are more appropriate measures of the Fund’s current investment strategy.

2   The Standard and Poor's MidCap 400 Index measures the performance of the mid-sized company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund's investment strategy.

3   Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

4   From October 12, 2001.

The section of the Prospectus titled “Fund Summaries – Mid Cap II Fund – Management” is modified to read in its entirety:

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers. Betsy Pecor, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since the close of business January 13, 2012.  Charles C. Schwartz, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since the close of business January 13, 2012.  Matthew McGeary, Vice President with Sentinel, has been a portfolio manager of the Fund since the close of business January 13, 2012.

The section of the Prospectus titled “Additional Information About Each Fund – Investment Objectives and Strategies – Mid Cap II Fund – Principal Investment Strategies” is modified to read in its entirety:

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular sectors. For portfolio construction purposes, the Fund uses the Standard & Poor's MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest up to 25% of its net assets in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security when the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers' company or sector weighting guidelines. The Fund may also sell a security generally to meet redemptions.

The section of the Prospectus titled “Additional Information About Each Fund – Investment Risks – Principal Equity Risks – Stock Market and Selection Risk” is modified as follows:

The phrase “or Crow Point” in the second sentence is deleted.

The section of the Prospectus titled “Additional Information About Each Fund – Investment Risks – Principal Equity Risks – Investment Style Risk” is modified as follows:

The phrase, “The Mid Cap Value Fund focuses on “value” stocks”, is deleted.  The list of Funds that focus on “growth” stocks is amended to include the Mid Cap II Fund.

The section of the Prospectus titled “Additional Information About Each Fund – Investment Risks – Principal Equity Risks – Foreign Banks and Securities Depositories Risk” is modified as follows:

The reference to the Mid Cap Value Fund in this section is deleted.

The section of the Prospectus titled “Index Descriptions” is modified as follows:

The parenthetical immediately following the description of the Russell Midcap Value Index is modified to read in its entirety as follows: “(Mid Cap II Fund (former benchmark))”.

In addition, the description of the Russell Midcap Index is amended to indicate that the Mid Cap II Fund uses this index as a primary measure of performance, and the description of the Standard &Poor’s MidCap 400 Index is amended to indicate that the Mid Cap II Fund uses this index as a secondary measure of performance.

The section of the Prospectus titled “Management of the Funds” is modified as follows:

The description of the individuals who manage the Mid Cap II Fund is modified in its entirety to read:

“Mid Cap II Fund

Ms. Pecor is lead manager and Messrs. Schwartz and McGeary are co-managers of the Mid Cap II Fund. Ms. Pecor and Messrs. Schwartz and McGeary have each co-managed the Fund since the close of business January 13, 2012.”

In addition, all references to Crow Point, Peter DeCaprio and Timothy O’Brien in this section of the Prospectus are deleted.